                                                                   EXHIBIT 10.67

                               B C CAPITAL CORP
                             201 S. Biscayne Blvd.
                                   Suite 2950
                                Miami, FL 33131
                              Tel: (305) 536-8500


        THIS FINANCIAL CONSULTING AGREEMENT, made as of this ___ day of _________, 1997, is by and between UStel, Inc., a Minnesota corporation (the "Company"), with its principal place of business at 2775 South Rainbow Boulevard, Suite 102, Las Vegas, Nevada 89102 and B C Capital Corp., a Florida corporation and an affiliate of Barber & Bronson Incorporated ("B C Capital"), having its principal place of business at 201 S. Biscayne Blvd., Suite 2950, Miami, Florida 33131.

                                R E C I T A L S:
                                - - - - - - - -

        A. The Company is a public company with a class of equity securities publicly traded, and desires to retain B C Capital to provide certain financial consulting services.

        B. B C Capital desires to provide certain financial consulting services to the Company in accordance with the terms and conditions contained hereinafter.

        NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto hereby agree as follows:

        1. CONSULTING SERVICES. During the term of this Agreement, B C Capital is hereby retained by the Company to provide financial consulting services to the Company, as said services relate to corporate finance matters. B C Capital shall provide such financial consulting services as reasonably requested by the Company during the term of this Agreement, provided that nothing hereunder shall require B C Capital to devote a minimum number of hours per calendar month toward the performance of services hereunder. Unless otherwise agreed to by B C Capital, all services hereunder shall be performed by B C Capital, in its sole discretion, at its principal place of business or other offices. Notwithstanding anything contained herein to the contrary, the services to be performed by B C Capital hereunder may be performed by any employee of or consultant to B C Capital.

        2. TERM. The term of this Agreement shall be for three years commencing as of the date first written above and terminating one day prior to the third anniversary hereof. Thereafter, this Agreement shall be renewed for subsequent one year terms upon mutual agreement of the parties.

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                                                                             -2-

        3. COMPENSATION. In consideration for the performance of services hereunder, the Company hereby agrees to pay B C Capital the aggregate sum of one percent (1%) of the gross proceeds raised in the public offering of the Company's securities (the "Public Offering") pursuant to the Prospectus which comprises part of Registration No. 333-12981 filed with the Securities and Exchange Commission. Such amount shall be paid upon the closing of the Public Offering.

        4. FINDER'S FEE. In the event the Company effectuates a corporate restructuring, merger, joint venture, acquisition or similar transaction, subsequent to the date hereof and on or prior to one year from the date of termination of this Agreement, irrespective of any reason for such termination, then the Company hereby agrees to pay B C Capital the following cash consideration, which payment shall be due and payable in cash on the date of any such closing with respect thereto:

                5% of the consideration from $1 and up to $5,000,000, plus 4% of the consideration in excess of $5,000,000 and up to
                        $10,000,000, plus
                3% of the consideration in excess of $10,000,000 and up to
                        $15,000,000, plus
                2% of the consideration in excess of $15,000,000 and up to
                        $20,000,000, plus
                1% of the consideration paid in excess of $20,000,000.

        For purposes of this Agreement, "consideration" shall mean the value of the transaction described herein and shall include all cash, the principal of any notes executed as part of the purchase price for such acquisition, the value, as determined by the mutual agreement of the Board of Directors of the Company and B C Capital, of any securities paid or exchanged in connection with the transaction, and the amounts of any loans or other obligations owed by the acquired entity and which are paid or assumed by the acquiring entity as part of the purchase price for the acquisition.

        In the event B C Capital (or its affiliate) agrees to assist the Company in raising equity and/or debt to finance an acquisition, the parties hereto hereby agree that the compensation to be paid to B C Capital (or its affiliate) for said assistance shall be the subject of an agreement, the terms of which are to be mutually agreed to by and between the parties hereto.

        5. RIGHT OF FIRST REFUSAL. For a period of three years from the date of this Agreement, the Company hereby grants to Barber & Bronson, Incorporated ("Barber & Bronson") the right to act as the Company's exclusive managing underwriter or placement agent, as the case may be, in any public offering(s) and/or any private placement(s) to be effectuated by or on behalf of the Company or any subsidiary or affiliate, on such terms no less favorable than any other underwriter, broker-dealer, or placement agent, and with such compensation to be determined on a deal-by-deal basis. In the event Barber & Bronson elects not to participate in any such financing and the terms thereof are then subsequently changed, the Company shall grant Barber & Bronson the opportunity to act as the exclusive managing underwriter or placement agent, as the case may be, in any such financing as modified. Notwithstanding


                               B C CAPITAL CORP.

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anything contained in this Section 5 to the contrary, nothing hereunder shall obligate Barber & Bronson to participate in any such financing.

        6. REPRESENTATIONS OF THE COMPANY. The Company hereby represents and warrants that any and all information supplied hereunder to B C Capital in connection with any and all services to be performed hereunder by B C Capital for and on behalf of the Company shall be true, complete and correct as of the date of such dissemination and shall not fail to state a material fact not necessary to make any of such information not misleading. The Company hereby acknowledges that the ability of B C Capital to adequately provide financial consulting services hereunder is dependent upon the prompt dissemination of accurate, correct and complete information to B C Capital. The Company further represents and warrants hereunder that this Agreement and the transactions contemplated hereunder, including the issuance of the warrants hereunder, have been duly and validly authorized by all requisite corporate action; that the Company has the full right, power and capacity to execute, deliver and perform its obligations hereunder; and that this Agreement, upon execution and delivery of the same by the Company, will represent the valid and binding obligation of the Company enforceable in accordance with its terms. The representations and warranties set forth herein shall survive the termination of this Agreement.

        7.      INDEMNIFICATION.  See Exhibit A attached hereto.

        8.      CONFIDENTIALITY.  See Exhibit A attached hereto.

        9.      INDEPENDENT CONTRACTOR.  See Exhibit A attached hereto.

        10. AMENDMENT. No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evidenced by a written instrument, executed by the party against which such modification, waiver, amendment, discharge, or change is sought.

        11. NOTICES. All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given when delivered in person or transmitted by facsimile transmission or on the third calendar day after being mailed by United States registered or certified mail, return receipt requested, postage prepaid, to the addresses herein above first mentioned or to such other address as any party hereto shall designate to the other for such purpose in the manner hereinafter set forth.

        12. ENTIRE AGREEMENT. This Agreement contains all of the understandings and agreements of the parties with respect to the subject matter discussed herein. All prior agreements, whether written or oral, are merged herein and shall be of no force or effect.

        13. SEVERABILITY. The invalidity, illegality or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event hat any one or more of the provisions contained in this Agreement or any portion thereof shall for any


                               B C CAPITAL CORP.

reason be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

        14. CONSTRUCTION AND ENFORCEMENT. This Agreement shall be construed in accordance with the laws of the State of Florida, without application of the principles of conflicts of laws. If it becomes necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs.

        15. BINDING NATURE. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties, and their respective successors and assigns.

        16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, including facsimile signatures which shall be deemed as original signatures. All executed counterparts shall constitute one Agreement, notwithstanding that all signatories are not signatories to the original or the same counterpart.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                      UStel, Inc., a Minnesota corporation

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      B C Capital Corp., a Florida corporation

                                      By:
                                         ---------------------------------------
                                         James S. Cassel, President





                               B C CAPITAL CORP.

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                                   EXHIBIT A

      INDEMNIFICATION; CONFIDENTIALITY; AND INDEPENDENT CONTRACTOR STATUS

        1. (a) The Company hereby agrees to indemnify, defend and hold harmless B C Capital, its officers, directors, principals, employees, affiliates, and shareholders, and their successors and assigns from and against any and all claims, damages, losses, liability, deficiencies, actions, suits, proceedings, costs or legal expenses (collectively the "Losses") arising out of or resulting from: (i) any breach of a representation, or warranty by the Company contained in the attached Agreement; or (ii) any activities or services performed hereunder by B C Capital, unless such Losses were the result of the gross negligence, intentional misconduct or gross misconduct of B C Capital or were the result of any information supplied by B C Capital; or (iii) any and all costs and expenses (including reasonable attorneys' and paralegals' fees) related to the foregoing, and as more fully described below.

                (b) If B C Capital receives written notice of the commencement of any legal action, suit or proceeding with respect to which the Company is or may be obligated to provide indemnification pursuant to this Paragraph, B C Capital shall, within thirty (30) days of the receipt of such written notice, give the Company written notice thereof (a "Claim Notice"). Failure to give such Claim Notice within such thirty (30) day period shall not constitute a waiver by B C Capital of its right to indemnity hereunder with respect to such action, suit or proceeding, unless the defense thereof is prejudiced thereby. Upon receipt by the Company of a Claim Notice from B C Capital with respect to any claim for indemnification which is based upon a claim made by a third party ("Third Party Claim"), the Company may assume the defense of the Third Party Claim with counsel of its own choosing, as described below. B C Capital shall cooperate in the defense of the Third Party Claim and shall furnish such records, information and testimony and attend all such conferences, discovery proceedings, hearings, trial and appeals as may be reasonably required in connection therewith. B C Capital shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of B C Capital unless the Company shall not have with reasonable promptness employed counsel to assume the defense of the Third Party Claim, in which event such fees and expenses shall be borne solely by the Company. The Company shall not satisfy or settle any Third Party Claim for which indemnification has been sought and is available hereunder, without the prior written consent of B C Capital, which consent shall not be unreasonably withheld or delayed and which shall not be required if B C Capital is granted a release in connection therewith. If the Company shall fail with reasonable promptness to defend such Third Party Claim, B C Capital may defend, satisfy or settle the Third Party Claim at the expense of the Company (but subject to its consent which shall not be unreasonably withheld) and the Company shall pay to B C Capital the amount of any such Loss within ten (10) days after written demand therefor. The indemnification provisions hereunder shall survive the termination of the attached Agreement.

        2. B C Capital agrees that all non-public information pertaining to the prior, current or contemplated business of the Company are valuable and confidential assets of the Company. Such information shall include, without limitation, information relating to customer lists, bidding procedures, intellectual property, patents, trademarks, trade secrets, financing techniques and sources and such financial statements of the Company as are not


                               B C CAPITAL CORP.
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available to the public.  B C Capital, its officers, directors, employees, agents and shareholders shall hold all such information in trust and confidence for the Company and shall not use or disclose any such information for other than the Company's business and shall be liable for damages incurred by the Company as a result of the use or disclosure of such information by B C Capital, its officers, directors, employees, agents or shareholders for any purpose other than the Company's business, except (i) where such information is publicly available or later becomes publicly available other than through a breach of the attached Agreement, or (ii) where such information is subsequently lawfully obtained by B C Capital from a third party or parties, or
(iii) if such information is known to B C Capital prior to the execution of the attached Agreement, or (iv) as may be required by law. The terms of this
Section 2 of Exhibit A shall survive the termination of the attached Agreement.

        3. It is expressly understood and agreed that B C Capital shall, at all times, act as an independent contractor with respect to the Company and not as an employee or agent of the Company, and nothing contained in the attached Agreement shall be construed to create a joint venture, partnership, association or other affiliation, or like relationship, between the parties.
It is specifically agreed that the relationship is and shall remain that of independent parties to a contractual relationship and that B C Capital shall have no right to bind the Company in any manner. In no event shall either party be liable for the debts or obligations of the other except as otherwise specifically provided in the attached Agreement. B C Capital shall not have any claim under the attached Agreement, or otherwise against the Company for vacation pay, paid sick leave, retirement benefits, social security, worker's compensation, health, disability, unemployment insurance benefits, or other employee benefits of any kind. B C Capital understands and agrees that: (i) B C Capital will not be treated as an employee of the Company for Federal tax purposes; (ii) the Company will not withhold on B C Capital's behalf any sums for income tax, unemployment insurance, social security or any other withholding pursuant to any law or requirement of any governmental body, or make available any of the benefits afforded to employees of the Company; (iii) all of such payments, withholdings or benefits, if any, are B C Capital's sole responsibility; and (iv) B C Capital will indemnify and hold harmless the Company from any and all loss or liability arising fro its failure to make such payments, withholdings and benefits, if any. In the event the Internal Revenue Service or any other governmental agency should question or challenge B C Capital's independent contractor status, the parties hereby agree that both B C Capital and the Company shall have the right to participate in any discussion or negotiation occurring with such agency or agencies, regardless of with whom or by whom such discussions or negotiations are initiated.




                               B C CAPITAL CORP.